                                                                   Exhibit 10.15

                                 ASSUMPTION AND
                              INDEMNITY AGREEMENT

                                 (Copperstate)


         This Assumption and Indemnity Agreement (this "Agreement") is entered into by and between Copperstate Metals, Inc., an Arizona corporation ("Copperstate"), and EMCO Recycling Corp., an Arizona corporation ("EMCO").


                                    RECITALS

         A. General Parametrics Corporation ("GPAR"), GPAR Merger, Inc., Empire Metals, Inc., Copperstate, EMCO, Gerald Zack, David Zack, Raymond Zack, Donald Moorehead, George Moorehead and Harold Rubenstein have entered into that certain Merger Agreement, dated December 1, 1995, as amended by that certain First Amendment to Merger Agreement dated December _, 1995, as amended by that certain Second Amendment to Merger Agreement dated February 16, 1996.

         B. Pursuant to the Merger Agreement, GPAR will acquire all of the issued and outstanding shares of EMCO in a merger whereby GPAR Merger, Inc. merges into EMCO, and the shareholders of EMCO transfer all their issued and outstanding shares to GPAR.

         C. Copperstate is indebted to EMCO pursuant to that certain Promissory Note dated February 14, 1995, in the original principal amount of $198,205, executed by Copperstate, in favor of EMCO.

         D. Copperstate is also indebted to EMCO pursuant to that certain Promissory Note dated February 14, 1995, in the original principal amount of $200,000, executed by Copperstate, in favor of EMCO.

         E. The indebtedness represented by the $198,205 Promissory Note and $200,000 Promissory Note, including accrued interest.- amounts to $429,881.68 (the "Debt").

         F. The parties desire to satisfy the Debt as set forth in this Agreement.

         G. In connection with the closing of the transactions contemplated by the Merger Agreement, Copperstate agrees to assume primary liability for the payment of certain liabilities for which EMCO may also have liability, including liability for that certain Equity Claim and Interest filed against real and personal property now owned by EMCO in Maricopa County,

Arizona in the original amount of $50,742.68, recorded in Maricopa County, August 10, 1990, in Instrument No. 90-361193 (the "Equity Claim").

         H. Copperstate is willing to indemnify EMCO for the assumed liabilities pursuant to the provisions herein.


                                   AGREEMENT

         In consideration of the premises, and the mutual warranties, covenants and agreements contained herein, the parties hereto agree as follows:


         1. Assumption. Copperstate agrees to assume primary liability for the payment of (i) the obligations set forth on Exhibit "A" attached hereto, which obligations are currently reflected as liabilities on EMCO's balance sheet, and (ii) the liabilities arising under the Equity Claim.

         2. Payment of Certain Liabilities. Upon the Closing of the Merger Agreement, Copperstate agrees to immediately satisfy in full the indebtedness to William Liberson in the amount of $85,250.00, and shall supply EMCO with a copy of the cancelled check. Upon the Closing of the Merger Agreement, Copperstate agrees to execute and deliver to EMCO a check in the amount of $18,224.25 (which reflects interest accrued through December 31, 1995) payable to the Arizona Department of Revenue, which check will be held by EMCO for six (6) months, during which time Copperstate will use its best efforts to satisfy all taxes, penalties, and interest owing to the Arizona Department of Revenue; if such indebtedness has not been satisfied in full at the end of such six (6) month period, EMCO may draw upon said check. In exchange for Copperstate's assumption of (i) the liabilities set forth on Exhibit "A", (ii) the liabilities arising under the Equity Claim and (iii) payment of the liabilities set forth in this Section 2, EMCO agrees to reduce and credit the Debt by $215,403.26.

         3. Payment to Copperstate. Copperstate hereby pays EMCO the sum of $156,000.00, which amount shall reduce the Debt.

         4.      Forgiveness.  EMCO agrees to forgive the remaining Debt.

         5. Indemnification. Copperstate agrees to indemnify and hold harmless EMCO from and against all expenses, losses, costs, deficiencies, liabilities (including, without limitation, related counsel and paralegal fees and expenses) incurred or suffered by EMCO on a pre-tax consolidated basis to the extent resulting from any of the liabilities set forth on Exhibit W.

         6. Unlimited Duration. The obligations of Copperstate set forth herein shall continue indefinitely and shall not expire.

         7. Conditions of Indemnification. The obligations of Copperstate hereunder with respect to its indemnity pursuant to this Agreement resulting from any claim or other assertion of liabilities by third parties (hereinafter called collectively "Claims"), shall be subject to the following terms and conditions:

                 a. EMCO must give Copperstate notice of any such Claim twenty (20) days after EMCO receives notice thereof;

                 b. Copperstate shall have the right to undertake, by counsel or other representatives of its own choosing, the defense of such Claim;

                 c. in the event Copperstate shall elect not to undertake such defense, or within a reasonable time after notice of any such Claim from EMCO shall fail to defend, EMCO (upon further written notice to Copperstate) shall have the right to undertake the defense, compromise or settlement of such Claim, by counsel or other representatives of its own choosing, on behalf of and for the account and risk of Copperstate (subject to the right of Copperstate to assume defense of such Claim at any time prior to settlement, compromise or final determination thereof);

                 d. Anything in this Section 7 to the contrary notwithstanding, (A) EMCO shall have the right, at its own cost and expense, to have its own counsel to protect its own interests and participate in the defense, compromise or settlement of the Claim, (B) Copperstate shall not, without EMCO's written consent, settle or compromise any Claim or consent to entry of any judgement which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to EMCO of a release from all liability in respect of such Claim, and (C) EMCO, by counsel or other representatives of its own choosing and at its sole cost and expense, shall have the right to consult with Copperstate and its counsel or other representatives concerning such Claim, and Copperstate and EMCO and their respective counsel shall. cooperate with respect to such Claim.

         8. Security for the Indemnification Obligations. As security for the agreement by Copperstate hereunder, Copperstate shall execute and deliver to EMCO a certain Stock Pledge and Security Agreement, dated of even date herewith, wherein Copperstate grants to EMCO a security interest in Seventy-One Thousand, Three Hundred (71,300) shares of stock of GPAR owned by Copperstate in accordance with the terms set forth in the security agreement.

         9.      General Provisions.

                 a. Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage prepaid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and telecopy numbers (or to such other addresses or telecopy numbers which such party shall designate in writing to the other party):

                          (i)     IF TO EMCO TO:

                                  EMCO Recycling Corp.
                                  Attn: George Moorehead
                                  3700 W. Lower Buckeye
                                  Phoenix, Arizona 85009

                                  WITH A COPY TO:

                                  Meadows, Owens, Collier, Reed,
                                  Cousins & Blau, L.L.P.
                                  901 Main Street, Suite 3700
                                  Dallas, Texas 75202
                                  Attn: Fielder F. Nelms, Esq.
                                  Telecopy No.: (214) 747-3732

                          (ii)    IF TO COPPERSTATE:

                                  Raymond Zack, Secretary
                                  Copperstate Metals, Inc.
                                  3700 W. Lower Buckeye
                                  Phoenix, Arizona 85009

                                  WITH A COPY TO:

                                  David A. Joffe
                                  Brandes, Lane & Joffe P.C.
                                  2020 N. Central, 5th Floor
                                  Phoenix, Arizona 85004-4506

         10. Entire Agreement. This Agreement and the Stock Pledge and Security Agreement contain the entire understanding of the parties in respect of its subject matter and supersede all prior agreements and understandings (oral or written) between or among the parties with respect to such subject matter.

         11. Amendment: Waiver. This Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by all parties. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. The rights and remedies of the parties under this Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other.

         12. Binding Effect: Assignment. The rights and obligations of this Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns. Nothing expressed or implied herein shall be construed to give any other person any legal or equitable rights hereunder.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

         14. Interpretation. When a reference is made in this Agreement to an article, section, paragraph, clause, schedule or exhibit, such reference shall be deemed to be to this Agreement unless otherwise indicated. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Time shall be of the essence, in this Agreement.

         15. Governing Law: Interpretation. This Agreement shall be construed in accordance with and governed for all purposes by the laws of the State of Arizona applicable to contracts executed and to be wholly performed within such state.

         16. Arm's Length Negotiations. Each party herein expressly represents and warrants to all other parties hereto that (a) before executing this Agreement, said party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said party has relied solely and completely upon its own judgment in executing this Agreement; (c) said party has had the opportunity to seek and has obtained the advice of counsel before executing this Agreement; (d) said party has acted voluntarily and of its own free will in executing this Agreement; (e) said party is not acting under duress, whether economic or physical, in executing this Agreement; and (f) this Agreement is the result of arm's length negotiations conducted by and among the parties and their respective counsel.

         17. Attorney Fees. If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees and all other costs and expenses of litigation from the other party, which amounts may be set by the court in the trial of such action or may be enforced in a separate action brought for that purpose, and which amounts shall be in addition to any other relief which may be awarded.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year written below.

                                                  COPPERSTATE METALS, INC.,
                                                  AN ARIZONA CORPORATION


Date:  April 11,1996                              By:  David M. Zack
     -----------------                               --------------------
                                                     David M. Zack, President

                                                  EMCO RECYCLING CORP.,
                                                  AN ARIZONA CORPORATION

Date:  April 11,1996                             By:  George Moorehead
     -----------------                              ---------------------
                                                    George Moorehead, President

04/04/96                         EXHIBIT "A"


COPPERSTATE METALS
UNSECURED CREDITORS
MARCH 31, 1996                  REMAINING
                                BALANCE
CREDITOR NAME                   @ 3/31/95
- ------------------------------- ---------
AT&T TECHNOLOGIES, INC.         13,900.00
ARIZONA PUBLIC SERVICE           5,258.17
ALLIED SIGNAL AEROSPACE          5,502.98
AMERICAN FENCE                      48.45
U-HAUL                           5,053.25
US WEST                          3,846.31
CENTURY ENTERPRISES              3,751.50
LA MINERA DE CANERA SA           2,416.51
SCHUFF STEEL                     2,208.81
SOUTHERN PACIFIC TRANSPT         3,652.30
KRUEGER                          1,900.14
TRI-CONTINENTAL TRUCK BKG        1,971.15
CATERPILLAR                      3,238.80
BULL HN                          1,666.09
SMITH PIPE & STEEL CO.           1,590.18
RELIANCE ELECTRIC                1,544.21
IMSALCO                            490.00
PHOENIX FUEL                     1,321.55
BOWIE TRANSPORTATION             1,311.26
SG SECURITY                      1,238.78
TIERNEY TURBINES                 1,179.30
SIERRA INTERNATIONAL             1,142.03
AZ PRECISION SHEET METAL         1,098.57
TRIUMPH CORPORATION              1,700.00
LITTON ELECTRON DEVICES          1,041.11
T & M ELECTRIC INC                 940.77
EXCEL                              936.01
ROMNEY BUCK TRUCKING COM           929.20
VERCO MANUFACTURING                872.11
DESIGNERS CHOICE                   870.02
PHOENIX MANUFACTURING              872.11
INTEL CORP                         840.61
AT&T NETWORK SYSTEMS               833.94
DUNCAN & SONS LINES INC            812.00
SAFEWAY STORES                     810.28
HERAEUS INC                        786.15
FREIGHT T3ECHNOLOGY INC.           757.50
CITIZENS UTILITIES                 754.80
WESTERN STATES TIRE COMPA          829.57

4/96

ROAD MACHINERY                  748.69
KSM CARRIERS                    732.34
- - BEN                           725.70
WASTE MANAGEMENT                777.50
KARSTEN ENGINEERING             657.16
PIONEER DISTRIBUTING            646.76
LEAVITT LUMBER COMPANY          570.02
HAWKINS TRUCKING & EXCAVAT      600.00
DIGITAL EQUIPMENT CO.           565.93
MARYATT INDUSTRIES              642.14
JOE BROWN COMPANY               542.86
NESS OF ARIZONA                 522.74
METRA STEEL                     478.73
ACI                             452.30
VAW OF AMERICA INC              452.04
AMERICAN METALS                 451.90
BIG A AUTO PARTS                398.17
STATE OF ARIZONA                398.01
LIQUID AIR CORPORATION          273.83
KIRK PATRICK & O'DONNELL        423.20
ARIZONA WIRE ROPE & RIG         371.73
AIRDRAULICS                     351.55
CATERPILLAR PROVING             339.26
WELSH'S TRUCKING                337.50
- -RO CONDUIT                     337.17
INDEPENDENT TRUCK               323.83
OBERG-ARIZONA                   307.37
RIVERSIDE PRODUCTS DIVISION     540.00
FIRESTONE STORES                302.44
UNITED CALIFORNIA DISC CORP     296.30
PORT A STALL                    294.63
BINGHAM EQUIPMENT COMPANY       292.40
KWIK-KOPY                       283.76
O.S. WALKER CO.                 299.63
NELCO TECHNOLOGY                277.70
CORESLAB                        267.56
CLARK TRUCKING                  264.25
YALE MATERIALS HANDLING         260.98
ANOZIRA DOOR SYSTEMS            260.63
AMERICAN ANALYTICAL LABS        240.15
TOP PERSONELL                   229.94
SOUTHWEST PETERBILT             191.76
H.S.M./RECYCLING                225.59
TRIAD TRANSPOR                  217.78
CAPITAL CASTINGS                215.46
WATSON ENTERPRISES              215.00

04/04/96



ACTION TRUCK PARTS              213.47
SOUTHWESTERN SCALE COMPA        212.76
SPECIALIZED OFFICE SYSTEMS      205.95
ALL MODELS LTD                  201.96
CVC LEASING                     201.56
ST VINCENT DEPAUL               196.94
DEFENSE REUTILIZATION           192.08
GRAY TRUCKING                   187.50
CITY OF PHOENIX                 186.79
ALL ECONOMY                     183.98
BJ CECIL TRUCKING               180.00
NEEL'S WRECKING                 172.62
DEER VALLEY PACKAGING           166.32
BROWNING FERRIS INDUSTRIES      166.03
CABRILLO CRANE                  159.10
GENEX TERMINAL COMPANY          136.30
DAVID A ANDRUS TRUCKING         150.10
GETZ INT'L TRAVEL AGENCY        147.80
PHOENIX RECYCLES                146.44
G & M SERVICES                  146.00
CYPRUS BAGDAD COPPER CO.        144.60
AUTOMATIC DATA PROCESSING       142.96
INVENTORY NETWORKING            141.34
PETE KING CORP.                 140.55
- -RRIS METALS                    137.35
CANNON SALVAGE                  136.31
ARIZONA SCRAP IRON & METAL      135.20
ECHO TRUCKING                   131.85
CLIMATE CONTROL                 127.03
BOB'S PLUMBING                  126.63
FEDERAL EXPRESS CORPORATI       126.50
PARKER METALS                   125.61
AA NATIONAL TOWING              124.60
LDM TRUCKING                    122.95
PDQ METALS                      121.41
ROYDEN CONSTRUCTION             120.54
GERRAD PACKAGING                120.34
PHOENIX SOLID WASTE             117.82
BOB HELLENDER TRUCK             116.65
BASHA'S                         116.49
SWIFT TRANSPORTATION            115.50
STANDARD TRANSPORTATION I       114.91
MOTOROLA INC                    112.36
DIMENSION CABLE                 112.16
SOUTHWEST REBAR 110.35          110.35
PRECISION PETROLEUM             107.35

04/04/96

AJAX CONTRACTING                102.65
E&H ELECTRIC                    102.44
BROADWAY                        100.63
AZTEC BUTANE                     99.97
LAIDLAW                          98.63
CAMPBELL'S RUBBISH REMOVAL       96.00
ELECTRIC SUPPLY INC.             94.35
I-17-AUTO SALVAGE                94.25
INDUSTRIAL MTR & CONTROL         92.58
CAVCO                            89.37
AZ REPUBLIC /& GAZETTE           88.72
S&L CONTRACTING                  88.70
ARIZONA FILTER HOUSE             87.99
MELTON RADIATOR                  82.43
COASTAL CONNECTION               80.60
NKP TRUCKING INCORPORATED        80.00
OPTIFAB                          77.86
KODIAK TRANSPORTATION LEAS       77.50
ADOBE AUTO                       76.73
CONSOLIDATED FREIGHTWAYS         72.06
CRAFTSMAN ASSOCIATES             70.00
CARLSON SYSTEMS                  67.74
INDUSTRIAL RADIATOR SERVICE      67.48
FAMILY AUTO WRECKING             67.36
CRYSTAL BOTTLED WATER            67.28
SAFCO                            67.27
DONNELL DOUGLAS TRK SRV          67.02
TEAM AIR EXPRESS                 66.31
ADMIRAL SCRAP METALS             (0.00)
LOOMIS ARMORED INC               64.00
PHOENIX METAL TRADING            62.18
BEL-AIRE MECH                    61.95
GEORGE ELLIS TRUCKING            60.18
BLEDSOE TRANSPORT                59.80
RICHARD MILLER TRUCKING          59.74
ALLIED AMERICAN                  59.30
EQUIPMENT EXCHANGE               58.65
AMERICAN SCRAP METALS            58.31
GARY B. CONRAD                   57.31
PHOENIX CULVERT                  57.14
UNIT SERVICE COMPANY             57.14
AMERICAN PRESIDENT DIST.         57.00
TAMARACK SERVICES                56.88
OCCUPATIONAL HEALTH NETW         56.80
L.W. MILLER TRANSPORT            56.76
COPPERSTATE BATTERY              56.38

04/04/96

NSR OF ARIZONA                  55.40
ARIZONA CULVERT COMPANY         54.95
- -GENT AUTO                      54.19
APACHE AUTO                     53.25
CSM                             51.29
LOU GRUBB                       50.78
ARIZONA INVESTIGATIONS          50.00
LANDA INC                       49.68
DIEHL LUMBER TRANSPORT          49.39
PAPAGO PLATING                  48.48
SOUTHWEST CONTRACTOR            48.24
ANDICO INC                      48.14
CROWN TRUCK                     46.88
METALS ENGINEERING AND TES      46.50
BEST WESTERN YUMA INN           46.46
ADVANCE CONNECTORS              46.14
PAY DIRT MAGAZINE               45.60
WEYERHAUSER WOOD PRODUC         44.93
MESA AIRE                       43.72
GLENN WEINBERGER                43.32
REEVES AUTO                     42.76
LIQUID AIR                     424.87
FERRO UNION                     41.01
ERIC SWENSON                    40.94
? N. CORPORATION                40.00
CHRISTOPHER CHRISTIANSON        39.82
TOYOTALIFT OF ARIZONA INC       39.35
GIBSON TOWING                   38.68
PAUL JOHNSON                    38.58
SYSTEMS ALTERNATIVES            38.54
MARCO CRANE                     38.48
PACTEL PAGING                   38.15
WASTE MANAGEMENT                37.21
METAGRAM AMERICA                37.04
CANAL SALVAGE                   36.60
ACME FENCE                      35.52
SHURWAY                         34.80
ROYAL SIGN                      34.72
METALFORM                       34.60
EMBASSY EXPRESS SERVICE         34.05
ARIZONA REBAR                   33.82
ADT SECURITY                    33.58
GENERAL METALS                  33.12
WASTE MGT CO PORTOLET           32.64
ALPHA 1 CONTROLS INC            32.00
BANGO DISTRIBUTING              31.95

04/04/96

SUNDEVIL FIRE EQUIPMENT         31.77
UNISOURCE                       30.95
- -L'S RADIATORS                  30.90
ALLIED PIPING SUPPLY            30.89
WASTE MANAGEMENT                30.61
DHL AIRWAYS INC                 30.53
KING BEARING                    30.30
INFINCOM                        30.06
BIG K AUTO WRECKING             27.80
DOMIATOR ENGINEERING            26.65
YELLOW FREIGHT SYSTEMS          25.53
LARSON METALS                   25.42
GRANITE CONSTRUCTION            25.18
GERMAN AUTO                     24.72
ALLIED PIPE & SUPPLY            24.61
AMFORM                          24.03
THOMAS VALENTE CONSTRUCTI       23.57
EMPIRE MACHINERY CO.            22.90
UNITED FIBERS                   22.78
J B ROGERS                      22.51
NORTHWEST TRANSPORT SERV        22.50
SMITH METALCRAFT                22.22
ALL JAPANESE AUTO               21.84
PHOENIX REDI MIX                21.78
- -ARING BELT & CHAIN INC         21.48
SHEA-NA FOODS                   21.34
SAFET-KLEEN CORPORATION         21.21
MY FLORIST                      21.18
ALMA IMPORTS                    20.84
TIME CLOCK SALES & SERVICES     20.81
TOWN & COUNTRY SCALE CO.        19.10
AUTO SALVAGE                    18.53
RICHARD'S P/U                   78.80
CONSOLIDATED C/O MICRO-MET      17.90
PINAL FEEDING CO.               17.89
ALLISON EQUIPMENT               17.56
ROYDON CONST                    17.49
CULIVER MOTORS                  17.49
VALLEY FORGE & BOLT             16.77
WASTE MANAGEMENT                16.69
CASH-N-CARRY                    16.56
KOVACH PROPERTIES               16.55
POWER STEEL                     16.55
SPIRO FAB                       16.46
MALLCO LUMBER                   16.04
U & R AUTO                      15.88

04/04/96

ELIASON & KNUTH OF AZ           15.06
MAGNEY ELECTRIC                 15.04
WESTERN ELECTRIC                15.00
EMERY WORLDWIDE                 14.92
AIRCRAFT GEAR                   14.91
PROFESSIONAL BUSINESS EQT.      14.80
RON'S PICKUP PARTS              14.72
SAAN'S M RENTALS                14.47
MAR-WOOD                        13.71
GOMER FENCE                     12.90
RICHARD'S AUTO & TRUCK         100.00
SOUTHEND WRECKING               12.84
L&M ORNAMENTAL                  12.56
MESA MATERIAL                   12.51
T R C CONSTRUCTION              12.48
HOME SYSTEMS                    12.48
MAMCO MANUFACTURING             12.12
EXECUTONE                       11.67
OCOTILLO LUMBER                 10.75
S L HENRE SERVICE               10.50
A & K RAILROAD MAT'L INC.        9.56
ELIASON & KNUTH                  9.46
MASTER HALCO                     9.36
ANGEL AUTO                       8.90
- -TON AIR CONDITIONING            8.85
J.M.B. COMPANY                   8.79
SUNLAND AUTO WRECKING            8.75
RICHARD'S AUTO                   8.40
RAPIDFORMS INCORPORATED          7.96
ANIXTER DISTRIBUTION             7.14
GOODWILL INDUSTRIES              6.80
ALL TRUCK                        6.16
POWER TRANSMISSION SPEC IN       6.14
CHEMET PRODUCTS INT'L            6.00
DOLORES MEDICAL ASSOC.           5.00
DONNA'S BID REPORTING SERVI      4.80
LORAL DEFENSE SYSTEMS            0.00
BUG WORLD                        4.60
CREATIVE CARRIAGES               4.56
ZEP MANUFACTURING                4.42
RUDY'S AUTO WRECKERS             4.26
BARLOW                           4.24
MK TRUCKING                      4.00
ALL IMPORTS                      3.96
YELLOW FRONT                     3.81
LODI DOOR                        3.78

04/04/96


CAP OF AZ                       3.70
GOLDEN PASSPHORT PHOTOS         2.90
PHASE III COMMERCIAL PTRS       2.82
SW SUPERMARKETS                 2.60
WOODSTUFF                       2.48
NAUMANN MATERIAL HANDLING       2.21
BLAIR & SON AUTO PARTS          2.12
HELDREF PUBLICATIONS            2.00
WILCOX                          1.99
ALLCHEVY                        1.67
EECO INC                        1.58
GMC TRUCK                       1.55
NANCE                           1.38
AALAERT PAGING                  0.24
                        ------------
Subtotal -                112,640.01
                        ------------
Dept of Rev                17,513.25
Liberson                   85,250.00
                        ------------
Total -                   215,403.26
                        ============